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                                                     Exhibit 23.2







                     CONSENT OF CORBIN & WERTZ



Winners Entertainment, Inc.

We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the Prospectus.



                                        /S/CORBIN & WERTZ
                                        Corbin & Wertz

Irvine, California
September 25, 1996